PHOENIX-KAYNE FUNDS
                 (formerly Kayne Anderson Rudnick Mutual Funds)

                          PHOENIX-KAYNE LARGE CAP FUND
                (formerly Kayne Anderson Rudnick Large Cap Fund)

            Supplement dated September 17, 2002 to the Annual Report
                      for the Year Ended December 31, 2001

On page 2 of the Fund's Annual Report for the Year Ended December 31, 2001 under the caption "OUTLOOK," the first two paragraphs are hereby restated as follows:

      Looking forward, the economy appears poised for recovery in 2002. Although the companies in the Fund are generally less cyclical and more consistent overall than those in the S&P 500 Index, we believe an improved economic environment will benefit the Fund.

      We already see demand picking up in some "early-cycle" industries, such as autos and housing, which have benefited from lower interest rates.

      INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE ANNUAL REPORT FOR FUTURE REFERENCE.

PXP 1718/AR (09/02)